Other Disclosures - Acquisitions Merus NV - Schedule of Total Consideration of Acquisition of Merus (Details) - Merus N.V. $ in Millions	Dec. 12, 2025 USD ($)
Disclosure of detailed information about business combination [line items]
Cash paid for outstanding shares	$ 7,359
Cash for equity compensation attributable to pre-modification of equity awards	596
Cash paid for Genmab directly attributable acquisition related costs	62
Total consideration	$ 8,017